                                                                    EXHIBIT 10.6

                                  ORBCOMM INC.
            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          This Second Amended and Restated Registration Rights Agreement (this "Agreement") is dated as of December 30, 2005, amends the ORBCOMM Inc. Amended and Restated Registration Rights Agreement dated as of November 18, 2005 which amended the ORBCOMM Inc. Registration Rights Agreement, dated as of February 17, 2004, as amended (together with the original Amended and Restated Registration Rights Agreement, the "Existing Agreement"), by and among ORBCOMM Inc., a Delaware corporation (the "Company"), and the parties signatories thereto.

                                    RECITALS

          WHEREAS, the Company has authorized the issuance of Series B Preferred Stock and the necessary parties to the Existing Agreement desire to amend the Existing Agreement and have agreed to amend the Existing Agreement;

          Accordingly, the parties agree as follows:

          SECTION 1. Definitions; Rules of Interpretation. (a) When used in this
Agreement:

          "Affiliate" means, when used with respect to a specified Person, a limited or general partner of such Person or another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified, where "control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies of the specified Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Common Stock" means the common stock of the Company, $0.001 par value per share, and any security into which such Common Stock is converted.

          "Common Stock Equivalents" means all Common Stock outstanding, together with all shares of Common Stock issuable upon conversion of the Preferred Stock or exercise of any stock option, warrant, convertible note or other security or right of any kind convertible into or exchangeable for Common Stock.

          "Common Stock Holders" means the holders of the Common Stock listed on
Schedule I hereto with respect to shares of Common Stock held by such Holders as of the date hereof, and shall also include the beneficiaries of the Liquidating Trust of ORBCOMM Global L.P. (the "Trust"), formerly a Delaware limited partnership, and the members of ORBCOMM Holdings LLC, a Delaware limited liability company, upon distribution of the Common Stock by the Trust to its beneficiaries or by ORBCOMM Holdings LLC to its members.

          "Demanding Holders" means the holders of Registrable Securities representing (a) at least two thirds (2/3rds) of the Registrable Securities outstanding as of the date of a demand in the case of the Company's initial public offering or (b)(i) at least 35% of the Registrable

Securities outstanding as of the date of a demand or (ii) the Majority of Series B Preferred Stock in all other cases; provided that Holders with Section 144 Rights shall not be counted in determining the foregoing percentages (but shall have the right to have their Registrable Securities included in any Demand Registration).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

          "Governmental Authority" means any government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction.

          "Holder" or "Holders" shall mean holders of the Company's securities party to this Agreement.

          "Holder with Section 144 Rights" means any Holder whose entire holdings of Registrable Securities are then eligible for resale without registration and without being limited by any volume or time limitations under Rule 144 under the Securities Act within any 90 day period, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          "Majority Of Series B Preferred Stock" shall have the meaning ascribed to it in the Company's Third Amended and Restated Certificate of Incorporation, dated December 30, 2005.

          "New Securities" means any authorized but unissued shares, and any treasury shares, of capital stock of the Company and all rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the term "New Securities" does not include: (i) equity securities or convertible debt securities issued pursuant to the acquisition of another corporation or entity by the Company by merger, purchase of all or substantially all of the assets or other reorganization or any joint ventures or strategic partnerships approved by the Board of Directors of the Company, (ii) equity securities or convertible debt securities issued to vendors or financial institutions as consideration for or in connection with any contracts or credit facilities entered into by the Company and approved by the Board of Directors of the Company, (iii) equity securities or convertible debt securities issued pursuant to a public offering of the Company's Common Stock registered under the Securities Act, (iv) equity securities issued in connection with any stock split, stock dividend or reclassification of Common Stock, Series A Stock or Series B Stock distributable on a pro rata basis to all holders of such class of capital stock, (v) equity securities issued or sold pursuant to any employee stock option plan, directors arrangement or employment or consulting agreement approved by the Board of Directors of the Company, (vi) the issuance of Series B Stock (whether at an initial closing or any additional closing) pursuant to the Purchase Agreement, (vii) the issuance of the Company's Common Stock upon conversion of the Series A Stock or Series B Stock, (viii) the issuance of Series A

Stock pursuant to the Satcom Contribution Agreement or the Sistron Contribution Agreement, and the issuance of the Company's Common Stock upon conversion thereof, or (ix) any other issuance, together with any related issuances, involving not more than one percent (1%) of the Stock then outstanding to any Person not then an Affiliate of the Company if approved by the Board of Directors of the Company.

          "PCG Entities" means collectively PCG Satellite Investments, LLC, CALPERS PCG Corporate Partners, LLC and any Affiliate(s) of any of the foregoing.

          "Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Public Sale" means any sale of Registrable Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

          "Purchase Agreement" means the Convertible Note and Stock Purchase Agreement dated as of December 30, 2005 between, among others, the Company and PCG Satellite Investments, LLC and MH Investors Satellite LLC.

          "register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means (i) any Common Stock, (ii) any Common Stock issued upon the conversion of the Series A Stock or Series B Stock, (iii) any Common Stock issued upon conversion of the Warrants and (iv) any Common Stock issued in connection with any stock dividend with respect to the Series A Stock or Series B Stock, in each case, held at any time by the Holders; provided that Registrable Securities shall not include Common Stock or other securities that have been sold in a Public Sale or held by a Holder whose entire holdings of Registrable Securities are then eligible for resale without registration and without regard to volume or time limitations under Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. For purposes of this Agreement, the number of Registrable Securities outstanding from time to time shall be determined on an as-converted to Common Stock basis.

          "SEC" means the Securities and Exchange Commission.

          "Series A Stock" means the Series A Convertible Redeemable Preferred Stock of the Company.

          "Series A Holders" means the holders of the Series A Stock listed on
Schedule I hereto with respect to the Series A Stock or Common Stock issued upon conversion of the Series A Stock held by such Holder.

          "Series B Holders" means the holders of the Series B Stock listed on
Schedule I hereto with respect to the Series B Stock or Common Stock issued upon conversion of the Series B Stock held by such Holder.

          "Series B Stock" means the Series B Convertible Redeemable Preferred Stock of the Company.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "Stock" means, collectively, the Common Stock, the Series A Stock and the Series B Stock.

          "Warrants" means the warrants to purchase Common Stock of the Company owned by a Holder as of the date hereof.

          (b) Headings and Rules of Interpretation. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting;
(iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a Person includes its permitted successors and assigns; and (vi) a reference in this Agreement to an Article, Section, Annex, Exhibit or Schedule is to the Article, Section, Annex, Exhibit or Schedule of this Agreement.

          SECTION 2. Demand Registrations. (a) Exercise of Rights. At any time after the first to occur of eighteen months from the date of this Agreement or six months after an initial public offering of the Company's Common Stock, upon the written demand of the Demanding Holders, or after the fifth anniversary of this Agreement, upon the written demand of the Majority of Series B Preferred Stock, the Company shall use its best efforts to effect, as expeditiously as possible, the registration (a "Demand Registration") under the Securities Act of
(i) all Registrable Securities held by such Demanding Holders which are requested to be registered in the initial written demand and (ii) any additional Registrable Securities requested to be registered by any Holders who elect to include Registrable Securities in such Demand Registration in a written notice or notices given within five business days of the date the Demand Registration Notice (as defined below) is given by the Company (together with the Registrable Securities described in clause (i), the "Included Securities"). Promptly (but in no event later than five business days) after the receipt by the Company of any written demand pursuant to clause (i) of the immediately preceding sentence, the Company will give written notice of such demand to all the Holders (the "Demand Registration Notice"). The Company shall (x) cause to be filed as soon as practicable and in no event later than one hundred twenty (120) days after delivery to the Company of the Demand Registration Notice, a registration statement covering such Registrable Securities, which the Company has been so requested to register by the Demanding Holders, (y) effect the registration under the Securities Act of the Included Securities as expeditiously as possible and use its best efforts to have such registration become and remain effective as provided in Section 4 hereof, and (z) refrain from filing any other registration statement, other than pursuant to a registration statement on Form S-4 or S-8 (or similar or successor forms) with respect to any other securities of the Company until such date which is sixty (60) days following effectiveness of the registration statement filed in response to the Demand Registration Notice. Notwithstanding the foregoing, the Company shall have the right to delay any Demand Registration for a single period of not more than 90 days after the date of any request to register the Registrable Securities pursuant to the Demand Registration, if, at the time of such request, the Company is preparing, or within thirty days thereafter engages an underwriter, and commences in good faith to prepare, a Registration Statement for a public offering (other than a registration relating solely to employee benefit plans) which is in fact filed and becomes effective within 90 days after the date the Demanding Holders provided the written registration request, or is engaged in any material acquisition or divestiture or other business transaction with a third party which the Board of Directors of the Company reasonably determines in good faith would be adversely affected by the Demand Registration to the material detriment of the Company. The Company shall not exercise the delay right provided in the immediately preceding sentence more than twice in any 12-month period. The Company shall select the underwriters for a Demand Registration that is to be an underwritten offering, and the managing underwriter shall be one or more reputable nationally recognized investment banks reasonably acceptable to the Demanding Holders. Each Holder of Included Securities shall be permitted to withdraw all or any part of the Included Securities of such holder from any Demand Registration at any time prior to the effective date of such Demand Registration; provided, that such Demand Registration shall count as a Demand Registration unless the Holders of the Included Securities pay all expenses referred to in Section 9(a) in connection with the withdrawn registration; provided, further, that if at the time of such withdrawal, the Holders of the Included Securities have learned of a material adverse change in the conditions, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 2(a).

          (b) Limitations. Notwithstanding Section 2(a), the Company shall be required to effect no more than two Demand Registrations; provided, that the Holders shall be entitled to additional Demand Registrations if such additional Demand Registrations would be eligible for registration on Form S-3 after the Company qualifies for Form S-3 (any Demand Registration eligible for registration on Form S-3 shall not be counted toward the two Demand Registration limit set forth in this sentence); and provided, further, that the Company shall not be required to effect more than one such Demand Registrations on Form S-3 in any twelve month period and that the Company shall not be required to effect any such Demand Registration on Form S-3 if any such Demand Registration on Form S-3 shall result in an offering price to the public of less than $20 million. Notwithstanding the foregoing, a Demand Registration shall not be counted toward the two Demand Registration limit set forth in the first sentence of this
Section 2(b) if, as a result of an exercise of the underwriter's cut-back provisions, less than 50% of the total number of Included Securities that the Series A Holders and Series B Holders have collectively requested to be included in a Demand Registration are so included. Notwithstanding the foregoing, Sagamore Hill Hub Fund Ltd. and its affiliates (collectively, "Sagamore") and the PCG Entities shall have an independent right to additional Demand Registrations that would be eligible for registration on Form S-3 after the Company qualifies for Form S-3; provided, that the Company shall not be required to effect more than one such Demand Registration requested by Sagamore or the PCG Entities, as the case may be, on Form S-3 in any twelve month period and that Sagamore or the PCG Entities, as the case may be, will pay the expenses of such registration if such registration shall result in an aggregate offering price to the public of less than $1 million. Any registration requested by Sagamore or the PCG Entities pursuant to the immediately preceding sentence shall not have the effect of limiting the number of or timing of any Demand Registration requested pursuant to the first sentence of this Section 2(b).

          (c) Additional Requirements. Any registration initiated pursuant to
Section 2(a) shall not count as a Demand Registration (i) unless and until a registration statement with respect to all Registrable Securities to be sold in connection therewith shall have become effective and remained effective for a period of 180 days, or, if a shorter time until all of the Included Securities not withdrawn by the Holders from the registration shall have been sold (unless all Included Securities are withdrawn by the Holders thereof prior to the effectiveness and the Company has performed its obligations under this Agreement in all material respects, in which case such registration will count as a Demand Registration unless the Holders of the Included Securities pay all expenses referred to in Section 9(a) in connection with the withdrawn registration, subject to the last clause of Section 2(a)), (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other Governmental Authority for any reason not attributable to the holders of Included Securities, such that no sales are possible thereunder for a period of ten consecutive days or more, or
(iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the holders of Included Securities.

          (d) Cutbacks. If the managing underwriters of any Demand Registration advise the Company in writing that in their good faith judgment the number of securities to be included in the Demand Registration exceeds the number that can be sold in the offering in light of marketing factors or because the sale of a greater number would adversely affect the price of the Registrable Securities to be sold in such Demand Registration, then the total number of securities the underwriters advise can be included in such Demand Registration shall be allocated (i) first, to each Holder of Included Securities who is a Series B Holder in proportion to such holder's ownership of the total number of Included Securities held by Series B Holders (in their capacity as Series B Holders);
(ii) second, to each Holder of Included Securities who is a Series A Holder in proportion to such holder's ownership of the total number of Included Securities held by Series A Holders (in their capacity as Series A Holders); (iii) third to each Holder of Included Securities who is a Common Stock Holder in proportion to such holder's ownership of the total number of Included Securities held by Common Stock Holders (in their capacity as Common Stock Holders); and (iv) fourth, among any securities of the Company the Company proposes to issue and sell for its own account or register for sale by any Person (other than a holder of Included Securities) in such Demand Registration in accordance with any contractual provisions binding on the Company and/or the holders of such securities or, if no contractual provisions apply, as the Company may determine.

          (e) Termination. This Section 2 shall terminate with respect to the Stock or other securities that have been sold in a Public Sale

          SECTION 3. Piggyback Registrations. (a) Exercise of Rights. At any time should the Company propose to register any of its securities under the Securities Act for sale for its own account (other than in connection with a Demand Registration, or the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan), the Company shall give the Holders notice of such proposed registration (a "Piggyback Registration") at least 30 days prior to the filing of a registration statement in connection therewith. At the written request of any Holder delivered to the Company within 15 days after the receipt of the notice from the Company, which request shall state the number of Registrable Securities that such Holder wishes to sell or distribute publicly in the Piggyback Registration, the Company shall effect the registration under the Securities Act of the Registrable Securities requested to be included in the Piggyback Registration (the "Piggyback Securities") as expeditiously as possible and use its best efforts to have such registration become and remain effective as provided in Section 4 hereof. Each Holder of Piggyback Securities shall be permitted to withdraw all or any part of the Piggyback Securities of such holder from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration; provided, in the case of an underwritten offering, that such holder is permitted to do so by the managing underwriters or pursuant to any agreement with such managing underwriters.

          (b) Additional Requirements. No Holder shall be entitled to include any securities in any underwritten Piggyback Registration unless such Holder shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the securities (other than Piggyback Securities) to be included in such Piggyback Registration. If a Piggyback Registration is to cover, in whole or in part, any underwritten distribution, then the Company shall use its best efforts to cause all Piggyback Securities to be included in the underwriting on the same terms and conditions as the securities (other than Piggyback Securities) being sold through the underwriters.

          (c) Cutbacks. If the managing underwriters of any Piggyback Registration advise the Company in writing that in their good faith judgment the number of securities to be included in the Piggyback Registration exceeds the number that can be sold in the offering in light of marketing factors or because the sale of a greater number would adversely affect the price of the Registrable Securities to be sold in such Piggyback Registration, then the total number of securities the underwriters advise can be included in such Piggyback Registration shall be allocated (i) first, to the securities of the Company the Company proposes to issue and sell for its own account; (ii) second, to each holder of Piggyback Securities who is a Series B Holder in proportion to such Holder's ownership of the total number of Piggyback Securities held by Series B Holders (in their capacity as Series B Holders) ; (iii) third to each holder of Piggyback Securities who is a Series A Holder in proportion to such Holder's ownership of the total number of Piggyback Securities held by Series A Holders (in their capacity as Series A Holders); (iv) fourth to each holder of Piggyback Securities who is a Common Stock Holder in proportion to such holder's ownership of the total number of Piggyback Securities held by Common Stock Holders (in their capacity as Common Stock Holders); and (v) fifth, among any securities of the Company the Company proposes to register for sale by any Person (other than a holder of

Piggyback Securities) in such Piggyback Registration in accordance with any contractual provisions binding on the Company and/or the holders of such securities or, if no contractual provisions apply, as the Company may determine. Notwithstanding the foregoing, unless such Piggyback Registration is the initial public offering of the Company's Common Stock, the number of Piggyback Securities permitted to be included in such Piggyback Registration shall be at least 50% of the number of shares of Common Stock included in such registration.

          SECTION 4. Registration Covenants of the Company. If any Registrable Securities of any Holder are to be registered pursuant to Section 2 or Section 3, the Company covenants and agrees that it shall use its best efforts to effect the registration and cooperate in the sale of the Registrable Securities to be registered and shall as expeditiously as possible:

          (a) (i) prepare and file with the SEC a registration statement with respect to the Registrable Securities (including all amendments and supplements thereto, a "Registration Statement") and (ii) use its best efforts to cause the Registration Statement to become effective;

          (b) prior to the filing described above in paragraph (a), furnish to each Holder participating in such offering copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the review of counsel representing the Holders;

          (c) notify each such Holder, promptly after receiving notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

          (d) notify each Holder participating in such offering promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information;

          (e) (i) advise each Holder participating in such offering after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and (ii) promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

          (f) (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective for a period of time necessary to permit each Holder participating in such offering to dispose of all its Registrable Securities and (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during such period in accordance with the intended methods of disposition by each such Holder set forth in the Registration Statement;

          (g) furnish to each Holder participating in such offering such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including such preliminary prospectus) and such other documents such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

          (h) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company and the Holders participating in the offering and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities (provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this paragraph (h), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (i) notify each Holder of any Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, promptly upon the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within 10 days of such notice, file a supplement to such prospectus with the SEC (unless the Company is exercising the Black Out Right as set forth below, in which case such filing shall take place within 50 days of such notice);

          (j) If the Board of Directors of the Company in its reasonable judgment believes it may possess material non-public information the disclosure of which in its reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole, then no later than 50 days after first receipt of a Holder's request (a "Black Out Right"), the Company shall prepare and furnish to such Holders a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that the Company, during any 12-month period, may not impose more than two Black Out Rights and the period of such Black Out Rights shall not exceed 50 days in the aggregate;

          (k) if the Registrable Securities are not then listed on a securities exchange and if the NASD is reasonably likely to permit the reporting of the Registrable Securities on the Nasdaq National Market (the "NNM"), use its best efforts, consistent with the then current corporate structure of the Company, to facilitate the reporting of transactions in the Registrable Securities on the NNM;

          (l) provide a transfer agent and registrar, which may be a single entity, for all the Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the Registration Statement;

          (m) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other action, if any, as the Holders participating in such offering or the underwriters shall reasonably request in order to expedite or facilitate the disposition of the Registrable Securities pursuant to this Agreement;

          (n) (i) make available for inspection by the Holders participating in such offering, any underwriter participating in any distribution pursuant to the Registration Statement and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

          (o) furnish to each Holder participating in the offering a signed counterpart, addressed to the Holders (or to the underwriters, in the case of any underwritten offering), of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the "comfort" letter), as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters, respectively, delivered to the underwriters in underwritten public offerings of securities;

          (p) cause senior representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of any Registrable Securities;

          (q) notify each Holder of any Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, promptly upon the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (r) use its best efforts to comply with all applicable rules and regulations of the SEC.

          SECTION 5. Cooperation by the Holders. (a) Lock-Up Agreements. Each Holder, if and for the period of time the managing underwriters so request in connection with any underwritten registration of Registrable Securities, will not, to the extent requested by such underwriters during the time period specified, effect any Public Sale or other distribution of any equity securities of the Company without the prior written consent of such underwriters; provided, however, that (i) such market stand-off time period shall not extend beyond 180 days following the date of the final prospectus and 30 days prior to the date of the final prospectus, (ii) any such market stand-off or lock-up agreements contains reasonable and customary exceptions,
(iii) each officer and director of the Company and each holder of at least 1% of the outstanding Common Stock (on a fully-diluted basis) shall enter into similar lock-up agreements or otherwise be bound by similar provisions, (iv) such restrictions shall not apply to equity securities purchased in the initial public offering of the Company's Common Stock or in the open market following such offering, and (v) any Holder may transfer any such shares to any of its Affiliates, provided such Affiliates agree to comparable restrictions on transfer of such shares. As a condition to the obligation of the Holders under this Section 5(a), the Company agrees to use reasonable best efforts to cause the "stand off" obligation of the Holders under this Section 5(a), and any agreement entered into by the Holders as a result of their obligations under this Section 5(a), to allow for periodic early releases of portions of the securities subject to such Holders' "stand off" obligations, which may be conditioned upon the trading price of the Common Stock and shall in any event be subject to approval of the managing underwriters; provided however, that such Holders individually own less than 0.50% of the Common Stock Equivalents (and not to exceed 5.0% of the Common Stock Equivalents in the aggregate) and that such Holders are not executive officers of the Company (unless, in each case, the Majority of the Series B Preferred Stock agree otherwise).

          (b) Cooperation. Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require and which is customary in such transactions from such seller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities. The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

          (c) Suspension by Company. Holders of Registrable Securities included in any registration statement will not (until further notice) effect sales of Registrable Securities included in any registration statement after receipt of written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus (which obligation to correct or update the Company will satisfy promptly); but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

          SECTION 6. Additional Covenants of the Company. (a) Rule 144 Information. After the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, but only for so long as the Company is so subject, the Company shall take all actions necessary to enable the Holders to sell the Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) Restrictions on Public Sale by the Company. The Company agrees, unless it obtains the consent of the managing underwriter(s) of any offering of Registrable Securities pursuant to this Agreement, not to effect any Public Sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the 30th day prior to, and ending on the 180th day following, the effective date of any underwritten Demand Registration or Piggyback Registration, except in connection with any such underwritten registration, or pursuant to any registration statements on Form S-8 or the then equivalent form.

          (c) Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Majority Of Series B Preferred Stock, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to include securities of the Company in any registration statement, unless (i) such right to include securities in a registration initiated by the Company or by Demanding Holders are not more favorable than the rights granted to Common Stock Holders under Section 2 and 3 hereof, and (ii) no rights are granted to initiate a registration, other than a registration pursuant to a registration statement on Form S-3 in which Holders are entitled to include Registrable Securities on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by such holders.

          SECTION 7. Preemptive Rights. (a) The Company hereby grants to each Holder the right to purchase its Pro Rata Share of New Securities which the Company may, from time to time, propose to sell and issue. A Holder's Pro Rata Share, for purposes of this purchase right, shall mean the total number of New Securities to be issued times a fraction the numerator of which is the number of Common Stock Equivalents owned by such Holder immediately prior to the issuance of New Securities and the denominator of which is the total number Common Stock Equivalents outstanding immediately prior to the issuance of New Securities. The rights preemptive rights granted to each Holder pursuant to this Section 7 shall terminate upon the consummation of a public offering of the Company's Common Stock registered under th Securities Act.

          (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention (each a "Notice of Sale"), describing the type of New Securities, the maximum number of New Securities to be issued, and the price and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) days after such Notice of Sale is mailed or delivered to agree to purchase such Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (c) The preemptive rights set forth in this Section 7 may be waived, before or after a Notice of Sale is delivered, (i) (A) as to the Common Stock, by vote or written consent of holders of a majority of the Common Stock having preemptive rights under this Agreement, voting as a separate class, (B) as to the Series B Stock, by vote or written consent of holders of at least two-thirds of the Series B Preferred Stock having preemptive rights under this Agreement, voting as a separate class; and (C) as to the Series A Stock, by vote or written consent of the holders of a majority of the Series A Stock having preemptive rights under this Agreement, voting as a separate class, or (ii) by affirmative vote of the board of directors of the Company in which a majority of the directors designated by each of the holders of Common Stock and Series A Stock, and all of the directors designated by the Series B Stockholders, agree.

          (d) Notwithstanding the foregoing, the provisions of this Section 7 shall only be exercisable by Holders who are accredited investors (as such term is defined under the Securities Act).

          (e) In the event the Holders fail to exercise fully the purchase right within such twenty (20)-day period, the Company shall have one hundred twenty
(120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of such agreement) to sell the New Securities respecting which the Holders' purchase right set forth in this
Section 7 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Notice of Sale. In the event the Company has not sold within such 120-day period or entered into an agreement to sell the New Securities in accordance with the foregoing within one hundred twenty (120) days from the date of such agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the qualifying Holders in the manner provided in this Section 7.

          (f) The issuance of the New Securities to the Holders pursuant to this
Section 7 above shall be made at the registered office of the Company upon the latter of (i) the closing of the sale any New Securities to new investors in the Company pursuant to Section 7(e) hereof or (ii) a mutually satisfactory date not later than thirty (30) days after the expiration of the applicable acceptance period provided for in Section 7(b) hereof. Delivery of a certificate for the New Securities shall be made against payment of the subscription price therefor.

          SECTION 8. Indemnification. (a) Indemnification by the Company. To the fullest extent permitted by law, in the event of any registration of any Registrable Securities pursuant to the provisions of this Agreement, the Company shall indemnify, defend and hold harmless each selling Holder, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities, each other Person, if any, who controls such Holder or any such underwriter within meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, officers, agents, partners, employees, stockholders, members and representatives (collectively, "Indemnitees") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each such Indemnitee for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to any Indemnitee to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about such Indemnitee furnished to the Company in a writing duly provided by or on behalf of such Indemnitee specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereon) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting a claim based upon an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or, omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the transfer of the Registrable Securities of each Indemnitee.

          (b) Indemnification by Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking reasonably satisfactory to it from each Holder offering Registrable Securities under such registration statement, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a)) the Company, each director of the Company, each officer of the Company signing such registration statement and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to (i) any untrue statement or alleged untrue statement in or
(ii) omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a stockholder of the Company furnished to the Company in a writing duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer by the seller of the securities of the Company being registered. Notwithstanding the foregoing, each Holder's liability under this Section 8(b) with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

          (c) Contribution. If the indemnification provided for in Section 8(a) or Section 8(b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions or violations which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any Holder obliged to make contribution pursuant to this Section 8(c) shall be several and not joint, and no such Holder shall be obliged to make contribution in excess of an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

          (d) Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 8(a) or 8(b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 8(a) or 8(b), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against any indemnified party, unless in the opinion of such indemnified party's counsel a conflict of interest between such indemnified and indemnifying parties or other indemnified party may exist or the indemnified party may have defenses not available to the indemnifying party or any other indemnified party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding affected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which involves relief other than the payment of money damages.

          (e) Payments. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          SECTION 9. Miscellaneous. (a) Expenses. Subject to the last sentence of Section 2(a), the Company shall pay all expenses of the Holders in connection with any Demand Registration or Piggyback Registration, including without limitation all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, all fees and disbursements of one counsel for the Holders and the Company and of its independent public accountants (including the expenses of comfort letters required by or incident to such performance and compliance) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting discounts and commissions, if any, relating to the Registrable Securities being sold by a Holder, which shall be paid by such Holder.

          (b) Effective Date. This Agreement shall only come into effect upon the Intial Closing (as defined in the Purchase Agreement).

          (c) Specific Performance. The parties acknowledge that the Holders' damages at law would be an inadequate remedy for the breach or non-performance of any provision of this Agreement by the Company, and agree in the event of such breach that the aggrieved party may obtain temporary and permanent injunctive relief restraining the Company from such breach or compelling specific performance of such provision, and, to the extent permissible under applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit without proof of actual harm. Nothing contained in this Agreement shall be construed as prohibiting any party from pursuing other remedies available at law or equity for such breach or non-performance.

          (d) Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or sent by facsimile as follows:

               if to the Holders:

               To the address set forth on the relevant counterpart signature page hereto if to the Company:

               ORBCOMM Inc.
               2115 Linwood Avenue, Suite 100
               Fort Lee, NJ 07924
               Attention: Chief Executive Officer and General Counsel
               Facsimile: 703-433-6400

               with a copy to:

               Chadbourne & Parke LLP
               30 Rockefeller Plaza
               New York, NY  10112
               Attention: Alejandro R. San Miguel
               Facsimile: (212) 541-5369

or to such other address as any party hereto shall have communicated to the other parties hereto by notice in accordance with this provision. All notices and other communications given to any party in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by facsimile in each case delivered or sent (properly addressed) to such party as provided in this Section 9(c) or in accordance with the latest unrevised direction from such party given in accordance with this Section 9(c).

          (e) Assignment. This Agreement and the rights, interests and obligations hereunder shall not be assignable or transferable except in connection with a transfer of a corresponding interest in the Stock or as otherwise agreed to in writing between the parties.

          (f) No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder, except to the extent otherwise provided in Article 7.

          (g) Waivers and Amendments. No failure or delay of the Holders or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holders and the Company hereunder are cumulative and are not exclusive of any rights or remedies which the Holders or the Company would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be effected in accordance with this
Section 9(g), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the holders of a majority of the Series A Stock held by the Series A Holders, the Majority Of Series B Preferred Stock and the holders of a majority of the Common Stock held by the Common Stock Holders; provided that the demand rightS granted to Sagamore and PCG under Section 2(b) hereof may not be amended or waived without the prior written consent of Sagamore or PCG, as appropriate; and provided further, that the thresholds required to waive the preemptive rights set forth in Section 7 may only be amended with the consent of the holders necessary to waive preemptive rights pursuant to Section 7(c).

          (h) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof; provided that the Company and SES are parties to a letter agreement that grants certain additional preemptive rights to SES. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement.

          (i) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

          (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          (k) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

          (l) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

          (m) CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF NEW YORK STATE SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN

CONNECTION WITH THIS AGREEMENT. THE COMPANY MAY NOT MOVE TO (I) TRANSFER ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT TO ANOTHER COURT, (II) CONSOLIDATE ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT WITH A SUIT, ACTION OR PROCEEDING IN ANOTHER JURISDICTION OR (III) DISMISS ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT FOR THE PURPOSE OF BRINGING THE SAME IN ANOTHER JURISDICTION. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK COURT SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY NOTICE IN THE MANNER SPECIFIED IN SECTION 9(L).

                            [signature pages follow]

               IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Registration Rights Agreement as of the day and year first above written.

                                        ORBCOMM INC.


                                        By: /s/ Jerome B. Eisenberg
                                            ------------------------------------
                                        Name: Jerome B. Eisenberg
                                        Title: Chief Executive Officer

     (Signature page to the Second Amended and Restated Registration Rights
                                   Agreement)

               (Additional Counterpart Signature Pages to Follow)

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             NORTHWOOD CAPITAL PARTNERS LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Henry T. Wilson
           -----------------------------
Name: Henry T. Wilson
Title: Managing Director

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             NORTHWOOD VENTURES LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Henry T. Wilson
           -----------------------------
Name: Henry T. Wilson
Title: Managing Director

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             SK PARTNERS
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Peter Schiff
           -----------------------------
Name:
Title: Gen Partner
       ---------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             Don Franco
                              (please print)

Notice Address of Investor:
   (please complete)

Facsimile:


Signed by: /s/ Don Franco
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             ORBCOMM Asset Holding Ltd
                              (please print)

Notice Address of Investor:
   (please complete)

Facsimile:


Signed by: /s/ Don Franco
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             Jerome B. Eisenberg
                              (please print)

Notice Address of Investor:
   (please complete)

Facsimile:


Signed by: /s/ Jerome B. Eisenberg
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             346 Hillcrest F & F Partners LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Jerome B. Eisenberg
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             Richard K. Webel Trust
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: P.G. Schiff
Title: Trustee

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             Orbcomm Deutschland AG
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Marco Fuchs
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             OHB Technology AG
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ Marco Fuchs
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             H. STEININGER
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ H. Steininger
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             Ridgewood Satellite LLC
                              (please print)

Notice Address of Investor:
   (please complete)

Facsimile:


Signed by: /s/ Leslie W. Golden
           --------------------------
Name: Leslie W. Golden
Title: Managing Director

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             MH INVESTORS ORBCOMM LLC
                              (please print)

Notice Address of Investor:
   (please complete)

Facsimile:


Signed by: /s/ Ronald Gerwig
           --------------------------
Name: RONALD GERWIG
Title: ASST TREASURER

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             PC SATELLITE INVESTMENTS, LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:

BY: CALPERS/PCG CORPORATE PARTNERS LLC
    A DELAWARE LIMITED LIABILITY COMPANY

ITS: MANAGING MEMBER

BY: PCG CORPORATE PARTNERS INVESTMENTS LLC
ITS: MANAGER

BY: PACIFIC CORPORATE GROUP HOLDINGS, LLC
ITS: MANAGING MEMBER


Signed by: /s/ Tim Kelleher
           --------------------------
Name: TIM KELLEHER
Title: MANAGING DIRECTOR

THIS IS A COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF DECEMBER 30, 2005, AMENDING THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF ORBCOMM INC., DATED AS OF NOVEMBER 18, 2005, AS AMENDED, BETWEEN ORBCOMM INC. AND CERTAIN OF THE HOLDERS OF ITS CAPITAL STOCK.

Name of Investor:             SES Participations.
                              (please print)

Notice Address of Investor:
   (please complete)


Facsimile:


Signed by: /s/ R. Bednarek
           --------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I

LIST OF SERIES B HOLDERS

                                    INVESTOR

                               OHB Technology A.G.
                             Ridgewood Satellite LLC
                             Northwood Ventures LLC
                         Northwood Capital Partners LLC
                                  Denis Nayden
                                 Hyung-Jin Song
                             Hoboken Partners 1 LLC
                                  Mark Sullivan
                           Estrin New Ventures II LLC
                             Nakoma Investments LLC
                                   Bert Cohen
                                  Bukfenc Inc.
                               Mary Higgins Clark
                              William Vanden Heuvel
                                Michael Friedman
                                Steven G. Chrust
                                Henning Melchers
                                  Albert Nickel
                               Hans E.W. Hoffmann
                                Edmund B. Greene
                                 Philip Lodewick
                                Elizabeth Steele
                                   SK Partners
                              E. Bulkeley Griswold
                                  William Jaffe
                              Andre-Michael Schultz
                                Steven Chrust IRA
                                Shippan Fund LLC
                                  Mike Sullivan
                                Christopher Lust
                                    Jerry Kay
                              Murray Slimowitz IRA
                     Liza Chrust, Chrust 2001 Business Trust
                     Eve Chrust, Chrust 2001 Business Trust
                             Richard K. Webel Trust
                                   Arthur Bahr
                            E. Bulkeley Griswold IRA
                                 Robert Loud IRA
                             Marble Arch Group Ltd.
                        346 Hillcrest F & F Partners LLC
                              Orbcomm Venture, LLC
                         John D. Curtis Revocable Trust

                          Dwaine L. and Cynthia Willet
                       Investment Partners of Orlando LLP
                           MH Investors Satellite LLC
                         PCG Satellite Investments, LLC

LIST OF SERIES A HOLDERS

                                    INVESTOR

                                 Arthur S. Bahr
                                   Bukfenc Inc
                                 Steve G. Chrust
                               Mary Higgins Clark
                               Patrick A. Clifford
                                   Bert Cohen
                                  John Connelly
                            Crystal Lake Partners LP
                             RBC Dain Rauscher Cust.
                            E. Bulkeley Griswold IRA
                                 1101-7400-6804
                            E. Anderson Griswold IRA
                                 1101-7400-6796
                                Cynthia Eisenberg
                               Jerome B. Eisenberg
                                 Marc Eisenberg
                                 Emmett Hume IRA
                             Estrin New Ventures LLC
                     Eve Chrust, 2001 Chrust Business Trust
                                   Don Franco
                              John and Mary Franco
                                  Joel Friedman
                                Michael Friedman
                             Mark and Joan Goldstein
                                Marilyn H. Gordon
                   Ronald Gordon and Marilyn H. Gordon, JTWROS
                                Edmund B. Greene
                              E. Bulkeley Griswold
                                   James Higby
                             Hoboken Partners 1 LLC
                               Hans E. W. Hoffmann
                                  Cara L. Hume
                                  David D. Hume
                                   Emmett Hume
                                  William Jaffe
                                Douglas K. Jones
                                    Jerry Kay
                                  John Levinson
                     Liza Chrust, 2001 Chrust Business Trust
                                Paul Masters IRA
                                 Philip Lodewick
                                Christopher Lust
                                Henning Melchers

                          Miller & Wrubel Asset Company
                            Murray Slimowitz IRA R/O
                             Nakoma Investments, LLC
                                  Denis Nayden
                                Albert G. Nickel
                         Northwood Capital Partners LLC
                             Northwood Ventures LLC
                               Oakwood Capital LLC
                               OHB Technology A.G.
                                 A. Alex Porter
                             Richard K. Webel Trust
                             Ridgewood Satellite LLC
                               Jeffrey C. Riecker
                                 Robert Loud IRA
                           Sagamore Hill Hub Fund Ltd.
                              Andre-Michael Schultz
                                 Robert Schultz
                          SES Global Participations SA
                                Shippan Fund LLC
                                   SK Partners
                                 Hyung-Jin Song
                              Walter H. Sonnenfeldt
                                Elizabeth Steele
                                 Hans Steininger
                              Steven G. Chrust IRA
                               Daniel J. Sullivan
                                  Mark Sullivan
                                Michael Sullivan
                            William J. Vanden Heuvel
                                  Henry Wilson

LIST OF COMMON STOCK HOLDERS

                                    INVESTOR

Jerome B. Eisenberg
Don Franco
John Franco & Mary Franco, Tenants in Common
Liquidating Trust of ORBCOMM Global L.P.
Beneficiaries of the Liquidating Trust of ORBCOMM Global L.P. (1)
OHB Technology A.G.
Harald D. Berghoefer
James Eagan
Gruenwald Equity Partners GmbH
Hans E. W. Hoffmann
Korea Orbcomm Ltd.
Henning Melchers

Miller & Wrubel Asset Company
Northwood Capital Partners LLC
Northwood Ventures LLC
Orbcomm Asia Limited
ORBCOMM Asset Holdings Limited
ORBCOMM Deutschland AG
Kenneth Rind
Andre-Michael Schultz
Hyung-Jin Song
Walter H. Sonnenfeldt
Hans Steininger
Transport International Pool, Inc.

(1) Upon distribution of the Common Stock by the Liquidating Trust of ORBCOMM Global L.P. to its beneficiaries, such beneficiaries will be deemed to have been "named" on Schedule I, such that such beneficiaries will constitute Holders for purposes of this Agreement.